Exhibit 32.1

               Certification Pursuant To 18 U.S.C. Section 1350,
      As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of GSV, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2006 (the "Report"), I, Gilad Gat, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


By:/s/ Gilad Gat
   ----------------------------
   Gilad Gat
   Chief Executive Officer
   Chief Financial Officer
   August 14, 2006